Exhibit 10.4

                                 AMENDMENT NO. 3
                                       TO
                  THE RECTORSEAL CORPORATION AND JET-LUBE, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                (As Revised and Restated Effective April 1, 1998)


         THIS AMENDMENT NO. 3, executed this ____ day of ________________, 2004, and effective as of August 1, 2004, by The RectorSeal Corporation, a Delaware corporation, having its principal office in Houston, Texas (hereinafter referred to as the "Company").


                                   WITNESSETH:

         WHEREAS, the Company revised and restated The RectorSeal Corporation and Jet-Lube, Inc. Employee Stock Ownership Plan (the "Plan") effective April 1, 1998, except for certain provisions for which another effective date was subsequently provided elsewhere in the terms of the Plan, to (i) incorporate the prior amendment to the Plan and (ii) bring the Plan into compliance with the Internal Revenue Code of 1986, as amended (the "Code"), as modified by the Small Business Job Protection Act of 1996, the General Agreement on Tariffs and Trade under the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000, as well as all applicable rules, regulations and administrative pronouncements enacted, promulgated or issued since the date the Plan was last restated;

         WHEREAS, the Company adopted Amendment No. 1 to the revised and restated Plan, effective as of April 1, 2002, except as specifically provided otherwise in Amendment No. 1, to (i) reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") which generally became applicable to the Plan effective as of April 1, 2002, and (ii) constitute good faith compliance with the requirements of EGTRRA;

         WHEREAS,  final Treasury  regulations  were issued April 17, 2002 under section 401(a)(9) of the Code relating to distributions under Section 11.4 of the Plan (the "Final Distribution Regulations");

         WHEREAS, the Pension and Welfare Benefits Administration of the Department of Labor issued final regulations establishing new standards for processing benefit claims of participants and beneficiaries under Section 11.6 of the Plan which have been clarified by further guidance from the Pension and Welfare Benefits Administration (collectively the "Final Claims Procedure Regulations");

         WHEREAS, the Company adopted Amendment No. 2 to the revised and restated Plan to (i) revise Section 11.4 of the Plan, effective January 1, 2003, to reflect the Final Distribution Regulations consistent with the Model Amendment provided by the Internal Revenue Service in Rev. Proc. 2002-29, and
(ii) revise Section 11.6 of the Plan,  effective  April 1, 2002, to provide that


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the  administrator  of the Plan shall process benefit claims of participants and beneficiaries pursuant to the claims procedure specified in the summary plan description for the Plan which shall comply with the Final Claims Procedure Regulations, as may be amended from time to time; and

         WHEREAS, the Company now desires to adopt this Amendment No. 3 to the revised and restated Plan, effective as of August 1, 2004, to exclude the Director of Business Development of Cargo Chemical Corporation from participation in the Plan;

         NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the following Amendment No. 3 to the
Plan:

         The last sentence of Section 2.2 of the Plan is hereby amended to read as follows:

Notwithstanding the foregoing provisions of this Section 2.2, William R. Thomas and the Director of Business Development of Cargo Chemical Corporation are excluded from participating in the Plan.

         IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Amendment No. 3 to be executed as of the day and year first above written.

                                                      THE RECTORSEAL CORPORATION


                                                      By:_______________________
                                                                         COMPANY







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